EXHIBIT 10 (r)


                                EMCOR GROUP, INC.
                           EXECUTIVE STOCK BONUS PLAN


SECTION I.  PURPOSE.

            The purpose of the Plan is to encourage stock ownership in the Company by its senior management and to provide a vehicle through which (i) a portion of each annual bonus payable to a Participant will be deferred and ultimately may be paid in the form of Company Stock and (ii) an additional portion of each annual bonus payable to a Participant may, at such Participant's election, be deferred and ultimately may be paid in the form of Company Stock.

SECTION 2.  DEFINITIONS.

            As used in the Plan, the following capitalized terms shall have the following meanings:

            "Bonus" means the annual bonus, if any, awarded to a Participant by the Committee.

            "Board" means the Board of Directors of the Company.

            "Change of Control" means when:

      (i) any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

      (ii) the stockholders of the Company shall approve any merger or other business combination of the Company, sale or lease of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of
(A) the surviving  corporation in any such merger or other business combination;
(B) the purchaser or lessee of the Company's assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

      (iii) within  any  24  month  period,   the  persons  who  were  directors
immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

      "Committee" means the Compensation and Personnel Committee of the Board.

      "Company" means EMCOR Group, Inc., a Delaware corporation, or any successor corporation.

      "Company Stock" means common stock of the Company, par value $.01 per share.

      "Designated Beneficiary" means the beneficiary or beneficiaries designated in accordance with Section 8.6 to receive the shares of Company Stock, if any, payable to a Participant under the Plan upon the Participant's death.

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            "Fair Market Value" means, as of a specified date, the closing price at which a share of Company Stock is traded on the stock exchange, if any, on which such shares are primarily traded or, if the shares are not then traded on a stock exchange, the closing price of a share as reported on the NASDAQ National Market System or, if the shares are not then traded on the NASDAQ National Market System, the average of the closing bid and ask prices at which a share is traded on the over-the-counter market, but if no shares were traded on such date, then on the last previous date on which a share was so traded, or, if none of the above are applicable, the value of a share as determined by an unaffiliated investment banking firm selected by the Board of Directors.

            "Financial Hardship" means severe financial hardship caused by extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Committee in its sole and absolute discretion.

            "Participant" means each person designated to participate in the Plan pursuant to Section 3.1.

            "Plan" means the EMCOR Group, Inc. Executive Stock Bonus Plan.

            "Plan Year" means the accounting fiscal year of the Company.

SECTION 3.  ELIGIBILITY AND PARTICIPATION.

            3.1 DESIGNATION. The Committee shall, in its sole discretion, designate by March 31 of each Plan Year which executive officers of the Company will participate in the Plan for such Plan Year. Each Participant will be notified of his selection as soon after such selection as is practicable. Notwithstanding the foregoing, for the Plan Year 2000 the following persons shall be Participants in the Plan: Frank T. MacInnis, Jeffrey M. Levy, Sheldon
I. Cammaker, Leicle E. Chesser, R. Kevin Matz, and Mark A. Pompa.

            3.2 NO RIGHT TO PARTICIPATE. No person has or at any time will have any right to be selected for current or future participation in the Plan, nor may any person selected for participation in the Plan decline to participate therein.

SECTION 4.  ADMINISTRATION.

            4.1 AUTHORITY OF THE COMMITTEE. The Committee has and will have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing, and in addition to any authority or responsibility specifically granted to the Committee elsewhere in the Plan, the Committee has the exclusive right to (a) interpret the Plan, (b) decide the amount of each Participant's Bonus, subject to and in accordance with any employment agreement or other agreement between the Company and the Participant, (c) construe any ambiguous provision of the Plan, (d) supply any omission, (e) reconcile any inconsistency,
(f) issue administrative guidelines as an aid to administer the Plan, (g) make regulations, if any, for carrying out the Plan and to make changes in such regulations as they from time to time deem proper, and (h) decide any and all questions arising in the administration, interpretation and application of the Plan.

            4.2 DISCRETIONARY AUTHORITY. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan. It is the intent of the Company in establishing the Plan that the decisions of the Committee and its action with respect to the Plan will be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

SECTION 5.  BONUSES.

            5.1 ESTABLISHMENT OF AMOUNT AND COMMUNICATION TO PARTICIPANTS. On or before March 31 of each year, commencing with the year 2001, the Committee shall determine the Bonus, if any, payable to each Participant in respect of the immediately preceding calendar year. Determination of such Bonus shall be subject to and in accordance with any employment agreement or any other agreement between the Company and the Participant.

            5.2 MANDATORY DEFERRAL. 25% of each such Bonus shall be immediately deferred into a Mandatory Stock Unit Account in accordance with the provisions of Section 6.2(b), unless the Committee in its discretion determines, on or before March 31 of each year (but no later than the day on which such deferral occurs),


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commencing  with the year 2001,  that the  percentage of each such Bonus for the immediately preceding year to be deferred into a Mandatory Stock Unit Account shall be a lower percentage but not less than 10%; provided further that any such determination shall apply uniformly to all Participants participating in the Plan.

            5.3 VOLUNTARY DEFERRAL. That portion of a Participant's Bonus (or any part thereof) that is not subject to a mandatory deferral referred to in
Section 5.2 may be deferred into a Voluntary Stock Unit Account in accordance with the provisions of Sections 6.1 and 6.2(c).

            5.4 CASH PAYMENT. The balance of the Participant's Bonus as to which the above-mentioned mandatory deferral and the above-mentioned voluntary deferral does not apply shall be payable in a lump sum cash payment by March 31 of each year.

            5.5 MODIFICATION OF VOLUNTARY DEFERRAL. Notwithstanding any other provision of the Plan, at any time prior to the last day of any calendar year the Committee may, in its sole discretion, determine to decline to implement voluntary deferrals made under the Plan with respect to Bonuses payable in respect of such year; provided that any such determination shall apply uniformly to all Participants participating in the Plan.

SECTION 6.  DEFERRED BONUSES.

            6.1 VOLUNTARY DEFERRAL BONUS. A Participant may elect ("Deferred Bonus Election") to defer the payment of all or part of his Bonus that is not mandatorily deferred into a Voluntary Stock Unit Account (as described in Section 6.2(c) below) by submitting an election form ("Deferred Bonus Election Form") to the Company by June 30 of the Plan Year in respect of which a Bonus may be payable, except with respect to the Bonus for 2000, in which case such Deferred Bonus Election Form shall be submitted to the Company by October 31, 2000. The Deferred Bonus Election Form shall indicate: (i) the Elected Date (as that term is defined in Section 6.3(b)), and (ii) the percentage of the Bonus, if any, to be voluntarily deferred that will not be mandatorily deferred.

            All deferral elections shall be irrevocable once made. A Participant may designate, in a Deferred Bonus Election Form, one or more Designated Beneficiaries to receive any distributions under the Plan upon the death of the Participant in accordance with Section 8.6.

            6.2   COMMON STOCK, STOCK UNIT ACCOUNTS AND DIVIDEND EQUIVALENTS.

                  (a) COMPANY STOCK. Subject to the following sentence, the aggregate number of shares of Company Stock reserved for issuance under the Plan shall be 220,000 shares presently held in the treasury of the Company. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of securities or other property by the Company, or other change in the Company's corporate structure affecting the shares of Company Stock, the number of shares reserved under the Plan and the number of Stock Units then credited to Mandatory and Voluntary Stock Unit Accounts pursuant to Section 6.3 shall be appropriately adjusted as determined by the Committee in its sole discretion in a manner intended to prevent dilution or enlargement of the intended benefits to Participants under the Plan.

                  (b) MANDATORY STOCK UNIT ACCOUNTS. Each portion of a Bonus required to be deferred pursuant to the Plan ("Mandatory Deferred Amount") shall be credited to a separate account ("Mandatory Stock Unit Account") in units, with each unit representing one share of Company Stock ("Stock Units") and the number of Stock Units calculated in accordance with Section 6.2(d). A separate Mandatory Stock Unit Account shall be established for the portion of each year's Bonus required to be deferred pursuant to the Plan.

                  (c) VOLUNTARY STOCK UNIT ACCOUNTS. Each portion of a Bonus deferred by a Participant pursuant to a properly completed Deferred Bonus Election Form under Section 6.1 (the "Voluntary Deferred Amount") shall be credited to a separate account ("Voluntary Stock Unit Account") in Stock Units with the number of Stock Units calculated in accordance with Section 6.2(d). A separate Voluntary Stock Unit Account shall be established for the portion of each year's Bonus elected to be deferred pursuant to the Plan. (Mandatory Stock Unit Accounts and Voluntary Stock Unit Accounts are referred to herein collectively as "Stock Unit Accounts".)

                  (d) CALCULATION OF STOCK UNITS. The number of Stock Units credited to each Stock Unit Account shall be an amount equal to the Mandatory Deferred Amount and Voluntary Deferred Amount,


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respectively,  divided  by 85% of the Fair  Market  Value of a share of  Company
Stock on the day on which the Bonus to which such Mandatory Deferral Amount and/ or Voluntary Deferral Amount relates is determined.

                  (e) DIVIDEND EQUIVALENTS. If Stock Units exist in a Participant's Mandatory Stock Unit Account or Voluntary Stock Unit Account on a dividend record date for the Company Stock, each Stock Unit Account shall be credited, on the dividend payment date, with an additional number of Stock Units equal to (i) the cash value of the dividend paid on one share of Company Stock multiplied by the number of Stock Units in the Stock Unit Account on the dividend record date and (ii) divided by 85% of the Fair Market Value of a share of Company Stock on the trading day immediately preceding the dividend payment date.

                  (f) VESTING. All Mandatory and Voluntary Deferred Amounts allocated to Stock Unit Accounts shall be fully vested at all times and shall be credited to the appropriate Stock Unit Account as of the date a Participant's Bonus is determined.

            6.3   DISTRIBUTIONS.

                  (a) DISTRIBUTION DATE OF MANDATORY DEFERRED PAYMENT. Subject to the provisions of Section 6.3(d), amounts credited to a Participant's Mandatory Stock Unit Account shall be paid in shares of Company Stock equal to the number of Stock Units credited thereto on the earlier of (i) the first business day of the fourth calendar year following the year in respect of which the Bonus was payable, (ii) the Participant's termination of employment for any reason or (iii) immediately prior to a Change of Control ("Mandatory Distribution Date").

                  (b) DISTRIBUTION DATE OF VOLUNTARY DEFERRED PAYMENT. Subject to the provisions of Section 6.3(d), amounts credited to a Participant's Voluntary Stock Unit Account shall be paid in shares of Company Stock equal to the number of Stock Units credited thereto on the earlier of (i) the Elected Date, (ii) the Participant's termination of employment for any reason or (iii) immediately prior to a Change of Control ("Voluntary Distribution Date"). Each Participant shall designate on a Deferred Bonus Election Form a date (the "Elected Date") on which he or she elects to have the amounts credited to the Participant's Voluntary Stock Unit Account paid; provided that such date is no earlier than the first business day of the fourth calendar year following the year in respect of which the Bonus was payable and no later than the first business day of the eleventh calendar year following the year in respect of which the Bonus was payable. Notwithstanding the foregoing, but subject to proviso of the immediately preceding sentence, the Participant may, at least six months prior to the Elected Date and in the calendar year preceeding the Elected Date, on one or more occasions, defer such Elected Date by filing with the Secretary of the Company a written extension of the Elected Date and the latest such extended date shall be deemed thereafter to be the "Elected Date" with respect to such Voluntary Stock Unit Account.

                  (c) EARLY DISTRIBUTION. Notwithstanding anything contained herein to the contrary, the Committee may permit distribution of all or a part of a Participant's Mandatory Stock Unit Account and/or Voluntary Stock Unit Account earlier than otherwise provided herein if it determines, in its sole discretion, following written request therefor by the Participant, that the Participant (or his estate or beneficiary) is experiencing a Financial Hardship; provided that such distribution may not be in an amount greater than that determined by the Committee as necessary to alleviate the Financial Hardship.

                  (d) CASH IN LIEU OF STOCK. Notwithstanding anything contained herein to the contrary, if, in the opinion of counsel to the Company, due to the absence of stockholder approval of the Plan or for any other reason
(A) the issuance of shares of Company Stock to Participants in respect of Stock Units would constitute a violation of law or of the rules of any stock exchange on which the Company Stock is then listed for trading or the rules of the NASDAQ National Market System if the Company Stock is then traded thereon or (B) shares of Company Stock issuable to Participants in respect of Stock Units may not be listed for trading on any stock exchange on which the Company Stock is then listed for trading or may not be traded on the NASDAQ National Market System if the Company Stock is then traded thereon, then each Participant shall be paid in cash an amount equal to the value of the shares of Company Stock that would otherwise have been distributed to him or her in respect of such Stock Units; such shares of Company Stock shall be valued at their Fair Market Value as of the close of business on the Mandatory Distribution Date or Voluntary Distribution Date, as the case may be, or in the case of distributions pursuant to Section 6.3(c), on the date of determination provided for therein.

      If any fractional shares or securities would be issuable to a Participant in respect of Stock Units, in lieu thereof such fractional shares or securities shall be payable in cash based upon the Fair Market Value of such shares or

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securities on the Mandatory Distribution Date or Voluntary Distribution Date, as
the case may be, or in the case of a distribution pursuant to Section 6.3(c), on the date of determination as provided for therein.

                  (e) DISTRIBUTION FOR TAXES. Notwithstanding anything contained herein to the contrary, the Committee shall immediately distribute any portion of a Participant's Mandatory Stock Unit Account and/or Voluntary Stock Unit Account which has been determined by the Internal Revenue Service or a taxing authority of another jurisdiction, in a manner which cannot be appealed or as to which the time to appeal has expired, to be currently taxable to the Participant or to have been taxable to the Participant in a prior taxable year.


SECTION 7.  TERMINATION OR AMENDMENT OF THE PLAN.

            The Board may amend, modify, suspend or terminate the Plan at any time, except that without stockholder approval the Board may not increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to the second sentence of Section 6.2(a)) or extend the term of the Plan. The termination or any modification, suspension, or amendment of the Plan shall not, without the consent of a Participant, adversely affect the Participant's rights with respect to Bonuses, Stock Units and/or Company Stock previously awarded to him or her or credited to his or her Stock Unit Accounts or result in a distribution of amounts credited to his or her Stock Unit Accounts earlier than otherwise provided herein.


SECTION 8.  MISCELLANEOUS.

            8.1 REORGANIZATION OR DISCONTINUANCE. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

            8.2 NON-ALIENATION OF BENEFITS. A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or by the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

            8.3 NO CLAIM OR RIGHT TO PLAN PARTICIPATION. Except as otherwise specifically provided in the Plan, no employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

            8.4 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on disposition of shares of Company Stock acquired under the Plan as it may deem advisable to comply with applicable Federal securities laws, the requirements of any stock exchange upon which the Company Stock is then listed or the National Association of Securities Dealers if the Company Stock is not then listed and is traded on the NASDAQ National Market System or on the over-the-counter market, and blue sky or state securities laws applicable to such shares.

            8.5 TAXES. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements on any distribution of shares of Company Stock or cash pursuant to this Plan. To the extent permissible under applicable tax, securities, and other laws, the Company shall, at the Participant's election, permit the Participant to satisfy a tax withholding requirement by directing the Company to apply shares of Company Stock to which the Participant is entitled under the Plan to satisfy such requirement, which shares shall be valued at their Fair Market Value as of the Mandatory or Voluntary Distribution Date, as the case may be, or in the case of amounts distributed pursuant to Section 6.3(c), valued as of the date of determination provided for therein.

            8.6 DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant may indicate at any time after being notified that he or she is a Participant the designation of one or more persons as his or her Designated Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Committee, or an officer of the Company designated by the


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Committee.  A Participant  may,  from time to time,  revoke or change his or her
Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Committee or such designated officer. The last such designation received by the Committee or such officer shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. In the absence of any designation of a Designated Beneficiary, the benefits hereunder unpaid at the Participant's death shall be paid to his estate.

            8.7 PAYMENTS TO PERSONS OTHER THAN THE PARTICIPANT. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

            8.8 NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any act taken hereunder or any failure to act hereunder or on his or her behalf in his or her capacity as a member of the Committee, and the Company shall indemnify and hold harmless each member of the Committee and any employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct.

            8.9 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

            The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA").

            8.10 RIGHTS AS A STOCKHOLDER. No Participant shall have any rights as a stockholder of the Company with respect to any Stock Units credited to his Stock Unit Accounts.

            8.11 GOVERNING LAW. This Plan shall be governed by and construed in accordance with laws of the State of Delaware applicable to agreements made and to be performed entirely within such state (without regard to any conflict of law provisions that might indicate the applicability of any other laws).

            8.12 EFFECTIVE DATE. This Plan shall become effective as of October 24, 2000.

            8.13 DURATION. Subject to the provisions of Section 7, the Plan shall remain in effect until the earlier of (a) all shares of Company Stock subject to it shall have been allocated to Stock Unit Accounts in the form of Stock Units and paid out to Participants, (b) the Board terminates the Plan, or
(c) 10 years from the effective date of the Plan.

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EXHIBIT 11

SEE NOTE C TO THE ACCOMPANYING CONSOLIDATED FINANCIAL STATEMENTS FOR INFORMATION RELATING TO THE CALCULATION OF BASIC EPS AND DILUTED EPS.

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